UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):October 22, 2014

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1919 S. Bascom Avenue, Suite 600	95008
Campbell, CA
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

hopTo Inc. provided an update regarding hopTo Work, a mobile productivity solution, available at www.hopto-work.com.  The information on such webpage is not incorporated into this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: October 22, 2014	By:	/s/ Jean-Louis Casabonne
Jean-Louis Casabonne
Chief Financial Officer